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                                                                   EXHIBIT 10.7

                                     D E E D


          This DEED OF CONVEYANCE, made and entered into on this the 8th day of October, 1998, by and between DAVID A. DOZER and wife, KARLA N. DOZER, 501 Pear Orchard Road, Elizabethtown, Kentucky, hereinafter referred to as the Grantors, and CITIZENS FIRST CORPORATION, a Kentucky corporation, 1101 College Street, Bowling Green, Kentucky 42101, hereinafter referred to as the Grantee.

                              W I T N E S S E T H:

          That for and in consideration of the sum of SIX HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($625,000.00), cash in hand paid, the receipt of which is hereby acknowledged, the Grantors do hereby bargain, alien, grant, deed, sell and convey unto the Grantee, its successors and assigns forever, the following described real property located in Warren County, Kentucky:

          TRACT I:

          A certain tract of land located on Campbell Lane in Bowling Green, Warren County, Kentucky, beginning at a stake located in the south right-of-way line of Campbell Lane, said stake being a corner common to Lots 1 and 2 as set out in Plat Book 16, Page 144, in the office of the Clerk of the Warren County Court; thence from said beginning point South 18 deg. 33 min. 53 sec. East 335.99 feet to a stake corner with Lot No. 2; thence North 69 deg. 26 min. 37 sec. East 126.17 feet to a stake corner; thence North 17 deg. 39 min. 54 sec. West 335.70 feet to a stake in the south right-of-way line of Campbell Lane, a corner with Allen Construction Company; thence with the right-of-way line of Campbell Lane South 69 deg. 40 min. 07 sec. West 131.43 feet to the point of beginning, same being Lot No. 1 of that certain plat of record in Plat Book 16, Page 144, in the office of the Clerk of the Warren County Court.



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          THERE IS EXCEPTED from the foregoing that certain right-of-way construction easement conveyed by David A. Dozer and Carla N. Dozer a/k/a Karla N. Dozer, to the Commonwealth of Kentucky, Transportation Cabinet, dated 12 July 1994 and of record in Deed Book 691, Page 631, in the office of the Warren County Clerk, which is more particularly described as follows:

          Parcel No. 117: Beginning at a point 50.00 feet right of Campbell Lane station 294+51.24; thence North 69 degrees 39 minutes 30 seconds East,
          23.76 feet to a point 50.00 feet right of Campbell Lane station 294+75.00; thence South 20 degrees 20 minutes 30 seconds East, 15.00 feet to a point 65.00 feet right of Campbell Lane station 294+75.00; thence South 69 degrees 39 minutes 30 seconds West, 24.26 feet to a point 65.00 feet right of Campbell Lane station 294+50.74; thence North 18 degrees 25 minutes 14 seconds West, 15.01 feet to the point of beginning.

          The above described parcel contains .008 acres (360 sq. ft.).

          It is the specific intention of the grantor(s) herein to convey a permanent easement to the property described above for the purpose of constructing and perpetually maintaining drainage.

          The acquisition of the right of way of this project was authorized by the Kentucky Department of Highways Official Order No. 95466. The control of access on this project and access to the remaining property of the first party shall be by permit, as required to be set forth in
          Section 6 of the Kentucky Administrative Regulations. (603 KAR 5:120).

          Parcel No. 117A: Beginning at a point 50.00 feet right of Campbell Lane station 294+75.00; thence North 69 degrees 39 minutes 30 seconds East, 107.69 feet to a point of 50.00 feet right of Campbell Lane station 295+82.69; thence South 17 degrees 37 minutes 18 seconds East,
          10.01 feet to a point 60.00 feet right of Campbell Lane station 295+82.21; thence South 69 degrees 39 minutes 30 seconds West, 72.21 feet to a point 60.00 feet right of Campbell Lane station 295+10.00; thence South 61 degrees 31 minutes 41 seconds West, 35.36 feet to a point 65.00 feet right of Campbell Lane station


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          294+75.00; thence North 20 degrees 20 minutes 30 seconds West, 15.00 feet to the point of beginning.

          The above described parcel contains 0.27 acres (1,162 sq. ft.).

          It is the specific intention of the grantor(s) herein to convey a construction easement to the property described above; said easement terminates and reverts upon completion of same.

          This being a portion of the same property conveyed to David A. Dozer and wife, Karla N. Dozer, from Forest Borders, II and wife, Brenda Borders, by deed dated 20 September 1991 and of record in Deed Book 642, Page 627, in the office of the Warren County Clerk.

          TRACT II:

          Being a 20,250.12 square foot parcel of land located off of Campbell Lane in Bowling Green, Kentucky, and more particularly described metes and bounds as follows:

          Beginning at an iron pin located in the south right-of-way line of Campbell Lane, said pin being approximately 950 feet from the right-of-way of Scottsville Road; thence leaving the right-of-way line of Campbell Lane S 17 deg. 39 min. 54 sec. E 178.17 feet to the true point of beginning of described tract; thence S 17 deg. 39 min. 54 sec. E 157.53 feet to an iron pin; thence S 69 deg. 26 min. 37 sec. W
          126.17 feet to an iron pin; thence N 18 deg. 33 min. 53 sec. W 160.61 feet to a point; thence N 70 deg. 51 min. 47 sec. E 128.58 feet to the point of beginning, containing 20,250.12 square feet, and being a portion of Lot 1 Farmers Investment Company, Inc. Subdivision as recorded in Plat Book 16, Page 144, at the Warren County Courthouse, Bowling Green, Kentucky, and which is now identified as Lot 1-1 on the Utility Plat, Lot 1 Farmers Investment Co., Inc., of record in Plat Book 25, Page 165 in the Warren County Court Clerk's office.

          THERE IS FURTHER CONVEYED HEREIN, a non-exclusive ingress-egress easement for access to the property conveyed hereinabove across the Grantor's remaining property so that the Grantee has access to the property conveyed hereinabove from Campbell Lane. This non-



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          exclusive easement for ingress and egress shall be for the benefit of the Grantee, its successors (including successors in title) and assigns, but shall be located by the Grantors, their heirs, successors (including successors in title), and assigns in their sole discretion with traffic patterns as may be established, determined and changed by the Grantors from time to time.

          This being the same property conveyed to David A. Dozer and wife, Karla N. Dozer, from the Bowling Green-Warren County Regional Airport Board by deed dated 20 August 1998 and of record in Deed Book 767, Page 857, in the office of the Warren County Clerk.


         TO HAVE AND TO HOLD the above-described property, with all improvements thereon and appurtenances thereunto belonging unto the Grantee, its successors and assigns forever, with Covenants of General Warranty of Title; subject, however, to all easements and grants heretofore made for public roads and public utilities, to all applicable building and use restrictions of record including, but not limited to, those of record in Plat Book 16, Page 144, Plat Book 25, Page 165, Deed Book 475, Page 715, and Deed Book 767, Page 857, and to the rules and regulations of the City-County Planning Commission of Warren County, Kentucky.


          IN TESTIMONY WHEREOF, witness the signature of the Grantors on the day and date first above written.

                                               /s/ David A. Dozer
                                               --------------------------------
                                               DAVID A. DOZER

                                               /s/ Karla N. Dozer
                                               --------------------------------
                                               KARLA N. DOZER





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COMMONWEALTH OF KENTUCKY

COUNTY OF WARREN


           I, the undersigned, a Notary Public in and for the Commonwealth and County aforesaid, do hereby certify that the foregoing Deed of Conveyance was executed before me by David A. Dozer and Karla N. Dozer, who are personally known to me, and signed and acknowledged by them to be their free act and deed.

          Witness my hand on this the 8th day of October, 1998.

                                             /s/ Keith M. Carwell
                                            ----------------------------------
                                            NOTARY PUBLIC, Ky., State-at-Large
                                            My Commission Expires:



                          CERTIFICATE OF CONSIDERATION

          The undersigned hereby swear and affirm, under penalty of perjury, that the consideration recited in the foregoing Deed is the full actual consideration paid or to be paid for the property transferred hereby.

GRANTORS:                                  GRANTEE:
/s/ David A. Dozer
-----------------------------------          CITIZENS FIRST CORPORATION
DAVID A. DOZER

/s/ Karla N. Dozer                        BY: /s/ Mary D. Cohron
----------------------------------        ------------------------------------
KARLA N. DOZER

COMMONWEALTH OF KENTUCKY

COUNTY OF WARREN

          SUBSCRIBED AND SWORN TO before me by David A. Dozer and Karla N. Dozer, on this 8th day of October, 1998, in Bowling Green, Kentucky.


                                       /s/ Keith M. Carwell
                                      -----------------------------------------
                                      NOTARY PUBLIC, Ky., State-at-Large

                                      My Commission Expires: 2-11-2002
                                                            -------------------



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COMMONWEALTH OF KENTUCKY

COUNTY OF WARREN


                  SUBSCRIBED AND SWORN TO before me by Citizens First Corporation, by and through Mary Cohron, its President, the Grantee, on this 8th day of October, 1998, in Bowling Green, Kentucky.

                                         /s/ Keith M. Carwell
                                         --------------------------------------
                                         NOTARY PUBLIC, Ky. State-at-Large

                                         My Commission Expires: 2-11-2002
                                                               ----------------



PREPARED BY:

ENGLISH, LUCAS, PRIEST & OWSLEY
Attorneys at Law
1101 College Street, P. O. Box 770
Bowling Green, KY  42102-0770
Phone: (502) 781-6500

BY: /s/ Keith M. Carwell
   ---------------------------------
        KEITH M. CARWELL



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